Filed pursuant to Rule 497(e)

Registration Nos. 333-190432; 811-22875

THE 504 FUND

Ticker: XPNNX

March 15, 2019

Supplement to the Prospectus and Statement of Additional Information

dated October 23, 2018, as previously supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) of The 504 Fund (the “Fund”). It should be retained and read in conjunction with the Prospectus and SAI.

The Fund’s Board of Trustees (the “Board”), based on the recommendation of Bluestone Capital Partners LLC (“Bluestone”), the Fund’s interim investment adviser, approved a change in the Fund’s name from “The 504 Fund” to “Bluestone Community Development Fund” to be effective on May 1, 2019. In connection therewith, the Board also approved the elimination of the Fund’s non-fundamental investment policy (the “Non-Fundamental Investment Policy”) which provides that the Fund, under normal circumstances, will invest at least 80% of its total assets in 504 First Lien Loans (as defined in the Prospectus), including repurchase agreements collateralized by such securities, to be effective May 1, 2019. After further consideration, the Board, based on the recommendation of Bluestone, has determined that the Fund shall continue to maintain the Non-Fundamental Investment Policy. As a result, the proposed changes to the Fund’s Prospectus and SAI relating to the elimination of the Non-Fundamental Investment Policy previously detailed in the Supplement to the Prospectus and Statement of Additional Information and dated March 1, 2019 will not be incorporated and should be disregarded.

The Board previously approved an interim investment advisory agreement between the Fund and Bluestone. The Board also approved a permanent investment advisory agreement between the Fund and Bluestone, subject to approval of the permanent investment advisory agreement by shareholders of the Fund. Details regarding shareholder approval will be contained in a consent solicitation statement that will be mailed to Fund shareholders. This Supplement is not a solicitation of consent from shareholders of the Fund. Shareholders are urged to read the consent solicitation statement when it becomes available because it will contain important information about the solicitation. Shareholders may obtain a copy of the consent solicitation statement (when available), free of charge, by writing to the Fund at 37 West Avenue, Suite 301, Wayne, PA 19087, or by calling the Fund toll-free at 1-855-386-3504.

Please retain this Supplement for future reference.